UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

Eldorado Resorts, Inc.

(Exact Name of registrant as specified in its charter)

Nevada	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, Nevada		89501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (775) 328-0100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	ERI	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Eldorado Resorts, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 19, 2019.

On June 24, 2019, American Election Services, LLC (“AES”), the independent inspector of elections for the Annual Meeting, delivered a final report and certification of the final voting results for each of the matters set forth below that were submitted to a vote at the Annual Meeting. Present at the Annual Meeting, either in person or by proxy, were holders of 68,490,795 shares of the Company’s common stock, constituting a quorum of the Company’s outstanding shares. At the Annual Meeting, the Company’s stockholders considered nine proposals. Each of the proposals is discussed briefly below and is described in more detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2019 (the “Proxy Statement”).

Proposal 1: Election of Directors

The stockholders elected the Company’s nominees to the Board of Directors of the Company (the “Board”). The nominees for election to the Board, the number and type of votes cast with respect to each nominee, as well as the number of broker non-votes with respect to each nominee, were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gary L. Carano	66,002,652	279,460	2,178,891
Bonnie Biumi	66,164,157	52,955	2,178,891
Frank J. Fahrenkopf, Jr.	66,078,577	138,535	2,178,891
James B. Hawkins	66,227,287	54,825	2,178,891
Gregory J. Kozicz	66,161,642	55,470	2,178,891
Michael E. Pegram	66,228,311	53,801	2,178,891
Thomas R. Reeg	66,228,251	47,319	2,178,891
David P. Tomick	66,154,111	121,459	2,178,891
Roger P. Wagner	66,090,373	126,739	2,178,891

Each of the foregoing directors was elected and received the affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum was present.

Proposal 2: Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019

The stockholders approved the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
68,040,571	418,086	32,137	0

The foregoing Proposal 2 was approved.

Proposal 3: Amended and Restated Eldorado Resorts, Inc. 2015 Equity Incentive Plan

The stockholders approved the amendment and restatement of the Eldorado Resorts, Inc. 2015 Equity Incentive Plan (the “2015 Equity Incentive Plan”) to, among other things, increase the number of shares available for issuance to compensate the Company’s employees, non-employee directors and consultants. The description of the amended and restated 2015 Equity Incentive Plan contained in the Proxy Statement is incorporated by reference in this Item 5.07. The number and type of votes cast with respect to the proposal, as well as the number of non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
65,634,231	625,935	39,547	2,178,891

The foregoing Proposal 3 was approved.

Proposal 4: “Say-on-pay” non-binding advisory vote

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s Proxy Statement. The number and type of votes cast with respect to the proposal, as well as the number of non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
65,660,200	598,045	41,469	2,178,891

The foregoing advisory vote was approved.

Proposal 5: Non-Binding Stockholder Proposal Regarding Opting Out of Nevada’s Acquisition of Controlling Interest Statute

The stockholders approved the non-binding stockholder proposal to opt out of Nevada’s Acquisition of Controlling Interest statute. The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
42,083,862	23,759,707	468,335	2,178,891

The foregoing Proposal 5 was approved.

Proposal 6: Non-Binding Stockholder Proposal Regarding Opting Out of Nevada’s Combinations with Interested Stockholders Statute

The stockholders approved the non-binding stockholder proposal to opt out of Nevada’s Combinations with Interested Stockholders Statute. The number and type of votes cast with respect to the proposal, as well as the number of non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
42,085,499	23,758,362	468,042	2,178,891

The foregoing Proposal 6 was approved.

Proposal 7: Non-Binding Stockholder Proposal Regarding Supermajority Voting Standards

The stockholders approved the non-binding stockholder proposal regarding supermajority voting. The number and type of votes cast with respect to the proposal, as well as the number of non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
43,027,903	22,820,572	463,429	2,178,891

The foregoing Proposal 7 was approved.

Proposal 8: Non-Binding Stockholder Proposal Regarding a Shareholder Rights Plan

The stockholders approved the non-binding stockholder proposal regarding shareholder rights plans. The number and type of votes cast with respect to the proposal, as well as the number of non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
47,711,327	18,050,167	550,410	2,178,891

The foregoing Proposal 8 was approved.

Proposal 9: Non-Binding Shareholder Proposal Regarding Voting Standards for Director Elections

The stockholders approved the non-binding stockholder proposal regarding voting standards for director elections. The number and type of votes cast with respect to the proposal, as well as the number of non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
47,898,772	17,948,315	464,816	2,178,891

The foregoing Proposal 9 was approved.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2019	ELDORADO RESORTS, INC.

	By:	/s/ Edmund L. Quatmann Jr.
Chief Legal Officer